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                                                                   EXHIBIT 10(s)

                              SETTLEMENT STATEMENT

           Sea Pines Company, Inc. to Carolina Center Building Corp.
                           Old Reception Center Site
                                October 31, 1996

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Purchase Price:                                                               $1,500,000.00

Seller Financing                                                              (1,500,000.00)
                                                                              -------------
Balance Due at Closing                                                             -0-
                                                                              -------------

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SELLER CLOSING COSTS:

         Documentary Stamps                                                   $    5,500.00
         Recording Fees                                                               14.00
         Water/Sewer Charges                                                            POC
         Property Taxer                                                           17,517.40
         Attorneys Fees                                                                 POC
                                                                              -------------
Total Closing Costs to Seller                                                 $   23,031.40
                                                                              -------------

PURCHASER CLOSING COSTS:

         Hilton Head Transfer Fee (50%)                                       $    3,750.00
         Mortgage Recording Fee                                                       25.00
         Property Taxes (1/l/96-12/31/96)                                          3,515.01
                                                                              -------------
Total Purchaser Closing Costs                                                 $    7,290.01
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                              Closing Disbursements From Escrow

AMOUNT DUE FROM SELLER:
Seller Closing Costs                                                          $   23,031.40
Settlement Payment to Asset Management                                        $  225,000.00
                                                                              -------------
Total Payment from Seller                                                     $  248,031.40
                                                                              -------------

AMOUNT PAID TO PURCHASER:
Settlement Payment from Sea Pines                                             $  225,000.00
Closing Costs of Purchaser                                                       ( 7,290.01)

Net Payment to Purchaser                                                      $  217,709.99
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